UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                       Investment Company Act file number

                                    811-7533

                              The Lou Holland Trust

               (Exact name of registrant as specified in charter)

                        One North Wacker Drive, Suite 700
                                Chicago, IL 60606

               (Address of principal executive offices) (Zip code)

                                Louis A. Holland
                      c/o Holland Capital Management, L. P.
                        One North Wacker Drive, Suite 700
                                Chicago, IL 60606

                     (Name and address of agent for service)

                                 (312) 553-4830

               Registrant's telephone number, including area code:

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2003

Item 1. Reports to Stockholders.

LOU HOLLAND
GROWTH FUND
--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                               December 31, 2003

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

LETTER TO SHAREHOLDERS FEBRUARY, 2004

                    Dear Shareholder:

                    STOCK MARKET REVIEW
                    -------------------

                    The U.S. stock market finally generated positive returns after three consecutive years of negative returns during 2000-2002. After a rocky start in 2003, stocks took off in late March after uncertainty about the war in Iraq subsided. As low interest rates and government tax cuts finally began having a positive impact on the economy throughout the year, investor confidence increased translating into superior returns for stocks. And while at the end of 2002 most investors were simply hopeful that stocks would be positive during 2003, most were elated by the magnitude that stocks rose during the year given that the last time stock returns were in the +25% range was in 1999, the year before the devastating returns of 2000-2002. All of the major U.S. stock market indexes had positive returns. The S&P 500 Index was up +28.7% while the tech-heavy NASDAQ Composite was up twice that amount returning over +50%, its third largest gain ever. The stellar performance of the NASDAQ was evidence of a trend that was prevalent for most of the year
                    - the outperformance of low priced (small), low quality, high beta stocks, many of which were technology stocks and stocks without earnings. Many were the same stocks that were most significantly beaten down during the past three years. The speculative nature of the market can also be seen by noting the performance of the small-cap Russell 2000 Index which was up +47.3% during the year as compared to the +29.9% return of the large-cap Russell 1000 Index.

                    During 2003, the best performing S&P 500 market sectors were technology, producer durables, and materials and processing, while the worst performing sectors were healthcare, utilities/telecom, and consumer staples. The market sectors contributing the most to the index's return were financial services, technology, and consumer discretionary, while the sectors contributing the least were other energy and autos & transportation. The market sectors with the greatest contribution to the performance of the Russell 1000 Growth Index were technology, consumer discretionary, and healthcare, while integrated oils, other energy, and autos & transportation contributed the least.

                    Technology, financial services, and consumer discretionary issues contributed the most to portfolio performance during the year. Utilities/telecom and autos & transportation contributed the least. An overweighting in financial services issues as well as good performance from individual holdings had a positive impact on performance. An overweighting in consumer discretionary issues also helped performance. Our technology exposure was a benefit and our holdings performed well, but we were negatively impacted throughout most of the year because we did not own the speculative tech issues that significantly outperformed. We were underweighted in these issues due to our conservative investment philosophy and approach. While we were underweighted in the utilities/telecom sector, poor telecom stock selection had a negative impact since we did not own the more speculative issues that outperformed during the year.

                    STOCK MARKET OUTLOOK

                    Positive stock returns during 2003 were a welcomed relief after the abysmal returns most investors experienced during the prior three years. As it became increasingly evident during the year that the economic recovery was real and that corporate profits had strengthened, money started moving back into stocks. As investors' confidence increased, so did their desire for risk. During the year, low quality stocks outperformed high quality stocks and small stocks (low-priced stocks) outperformed large stocks although this trend seemed to reverse somewhat during the last month of the year. It will be interesting to see whether this speculative tone can continue during 2004 with the valuation levels of these issues already extended; a result of their superior performance over the past 12-15 months. We believe that during the next year, stocks will continue to do well as the economy continues to grow.

--------------------------------------------------------------------------------
                                        1

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                    But, we do not anticipate stock returns of the same magnitude as were experienced during 2003. And while there presently does not appear to be any economic statistics that point to inflationary pressures, inflationary hedges such as gold, energy, and commodities seem to be discounting the possibility of future inflation. We believe that should signs of inflation or reflation become evident, stocks and other financial assets will likely be poor performers.

                    Despite the superior stock returns achieved during 2003, we believe investors' expectations must be reduced to levels more consistent with the long-term historical real rate of return of +6-8%. We continue to believe that our investment philosophy of purchasing high quality, reasonably priced, mid-to-large capitalization growth companies with a leadership position in their industries will produce superior results for long-term investors. We expect our growth at a reasonable price approach to provide these results over a complete market cycle which would be measured from market cycle peak-to-peak or trough-to-trough (which would include both a rising market environment and a declining market environment). In other words, we expect our conservative growth philosophy to provide participation in rising markets and protection in declining markets, resulting in superior results for investors over complete market cycles.

                    Sincerely,


                    /s/ Louis A. Holland                    /s/ Monica L. Walker

                    Louis A. Holland                        Monica L. Walker
                    Portfolio Manager                       Portfolio Manager


--------------------------------------------------------------------------------
                                        2

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


Line Chart:

                             Russell 1000      Lou Holland       Russell Mid-Cap
                S&P 500      Growth Index      Growth Fund       Growth Index
04/29/96        10000        10000             10000             10000
06/30/96        10297        10363             10520             9896
12/31/96        11500        11385             11462             10528
06/30/97        13870        13611             13355             11637
12/31/97        15337        14857             14663             12901
06/30/98        18054        17885             17290             14432
12/31/98        19720        20609             19905             15206
06/30/99        22162        22763             20807             17365
12/31/99        23871        27446             21701             23005
06/30/00        23768        28606             22252             25799
12/31/00        21697        21288             20925             20300
06/30/01        20242        18255             20051             17667
12/31/01        18099        17249             19842             15019
06/30/02        15718        13665             17538             12059
12/31/02        14090        12438             15582             10902
06/30/03        15748        14066             17429             12945
                19195        15865             19903             16790

--------------------------------------------------------------------------------

  THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

  S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

  RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 587 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.

  RUSSELL MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 457 of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. These stocks are also members of the Russell 1000 Growth Index.

--------------------------------------------------------------------------------

      Average Annual Rate of Return for the Periods Ended December 31, 2003

                                           1 Year         5 Year   Since Inception 4/29/96
                                           ------         ------   -----------------------
      Lou Holland Growth Fund              27.73%         -0.00%           9.39%
      S&P 500                              28.69%         -0.57%           8.87%
      Russell 1000 Growth Index            29.75%         -5.11%           6.20%
      Russell Mid-Cap Growth Index         42.71%          2.01%           6.99%


--------------------------------------------------------------------------------
                                       3

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS:

   Investments, at market value
     (cost $29,686,622)                  $34,482,163
   Receivable for securities sold            429,201
   Cash                                      114,600
   Dividends receivable                       38,174
   Receivable from Investment
     Manager                                  29,006
   Interest receivable                         1,309
   Other assets                               10,000
                                        -----------
   Total Assets                           35,104,453
                                         -----------

LIABILITIES:

   Payable for securities
     purchased                               222,543
   Payable to Investment Manager              24,004
   Accrued expenses and
     other liabilities                        35,313
                                         -----------
   Total Liabilities                         281,860
                                         -----------

NET ASSETS                               $34,822,593
                                         ===========

NET ASSETS CONSIST OF:

   Capital stock                         $31,053,118
   Accumulated net realized
     (loss) on investment                (1,026,066)
   Net unrealized appreciation
     on investments                        4,795,541
                                         -----------
   Total Net Assets                      $34,822,593
                                         ===========

Shares outstanding                         2,100,424

Net Asset Value, Redemption
   Price and Offering Price
   Per Share                                 $ 16.58
                                         ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:

   Dividend income                       $  289,737
   Interest income                           11,659
                                        -----------
   Total Investment Income                  301,396
                                        -----------

EXPENSES:

   Investment management fees               205,568
   Accounting Administration fees            57,428
   Shareholder servicing fees                36,640
   Professional fees                         32,366
   Federal and state registration            19,899
   Insurance                                 18,329
   Custody fees                              11,465
   Reports to shareholders                   10,503
   Director fees                              4,000
   Other                                     12,880
                                        -----------
   Total expenses before
     waiver and reimbursement               409,078
   Less: Waiver and reimbursement
     from Investment Manager                (81,256)
                                        -----------
   Net Expenses                             327,822
                                        -----------

NET INVESTMENT (LOSS)                       (26,426)
                                        -----------

REALIZED AND UNREALIZED
   GAIN/(LOSS) ON
   INVESTMENTS:
   Net realized gain on
     investments                             89,970
   Change in unrealized appreciation
     on investments                       5,963,671
                                        -----------
   Net realized and unrealized
     gain on investments                  6,053,641
                                        -----------
NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS                            $6,027,215
                                       ============

                     See Notes to the Financial Statements.
--------------------------------------------------------------------------------
                                        4

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED             YEAR ENDED
                                                   DECEMBER 31, 2003      DECEMBER 31, 2002
                                                  -------------------    ------------------

OPERATIONS:

   Net investment (loss)                              $   (26,426)           $   (26,236)
   Net realized gain (loss) on investments                 89,970             (1,010,791)
   Change in unrealized appreciation
     (depreciation) on investments                      5,963,671             (3,245,119)
                                                      -----------            -----------
   Net increase (decrease) in net assets
     from operations                                    6,027,215             (4,282,146)
                                                      -----------            -----------

CAPITAL SHARE TRANSACTIONS:

   Proceeds from shares sold                           14,803,528             11,664,713
   Cost of shares redeemed                             (4,300,508)            (2,177,265)
                                                      -----------            -----------
   Net increase in net assets from
     capital share transactions                        10,503,020              9,487,448
                                                      -----------            -----------


TOTAL INCREASE IN NET ASSETS                           16,530,235              5,205,302
                                                      -----------            -----------

NET ASSETS:

   Beginning of year                                   18,292,358             13,087,056
                                                      -----------            -----------
   End of year                                        $34,822,593            $18,292,358
                                                      ===========            ===========

CHANGES IN SHARES OUTSTANDING:

   Shares sold                                            994,726                775,942
   Shares redeemed                                       (303,782)              (158,145)
                                                      -----------            -----------
   Net increase                                           690,944                617,797
                                                      ===========            ===========

                     See Notes to the Financial Statements.
--------------------------------------------------------------------------------
                                        5

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

FINANCIAL HIGHLIGHTS

                                                                  YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------
                                                  2003          2002           2001           2000          1999
                                                -------       --------       --------        -------       -------
Per Share Data (for a share
   outstanding through out the year):

Net asset value, beginning
   of year                                       $12.98        $16.53         $18.66         $20.87        $19.21
                                                  -----         -----          -----          -----         -----
Income from investment operations:

Net investment (loss)(1)                          (0.02)        (0.02)         (0.04)         (0.07)        (0.03)
   Net realized and
     unrealized gains (losses)
     on investments                                3.62         (3.53)         (0.91)         (0.66)         1.76
                                                  -----         -----          -----          -----         -----
   Total from investment
     operations                                    3.60         (3.55)         (0.95)         (0.73)         1.73
                                                  -----         -----          -----          -----         -----

Less distributions:
   Dividend from net
     investment income                               --            --             --             --            --

   Distributions from
     capital gains                                   --            --          (1.18)         (1.48)        (0.07)
                                                  -----         -----          -----          -----         -----
   Total distributions                               --            --          (1.18)         (1.48)        (0.07)
                                                  -----         -----          -----          -----         -----

   Net asset value,
     end of year                                 $16.58        $12.98         $16.53         $18.66        $20.87
                                                  =====         =====          =====          =====         =====

Total return                                      27.73%       (21.48)%        (5.17)%        (3.58)%        9.01%

Supplemental data and ratios:
   Net assets,
     end of year                            $34,822,593   $18,292,358    $13,087,056    $10,642,503   $11,171,660

   Ratios of expenses to
     average net assets
     Before expense
       reimbursement                               1.69%         1.86%          2.32%          2.21%         2.48%
     After expense
       reimbursement                               1.35%         1.35%          1.35%          1.35%         1.35%

   Ratio of net investment
     (loss) to average net assets
     Before expense
       reimbursement                              (0.45)%       (0.67)%        (1.28)%        (1.21)%       (0.97)%
     After expense
       reimbursement                              (0.11)%       (0.16)%        (0.31)%        (0.35)%        0.16%

   Portfolio turnover rate                        37.10%        41.12%         66.95%         52.72%        24.13%

(1) In 2003, net investment (loss) per share is calculated using average shares outstanding. In 2002, 2001, 2000 and 1999, net investment (loss) per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.

                     See Notes to the Financial Statements.
--------------------------------------------------------------------------------
                                        6

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

  NUMBER OF                                  MARKET
   SHARES                                     VALUE
---------                                   --------

            COMMON STOCKS - 95.9%(a)
            AUTO & TRANSPORTATION - 1.1%

   11,350   Burlington Northern
              Santa Fe Corp.              $  367,172
                                          ----------

            CONSUMER DISCRETIONARY - 16.5%
    3,900   AutoZone, Inc.*                  332,319
   12,200   Carnival Corp. f                 484,706
   18,950   Cendant Corp.*                   422,016
    9,750   Comcast Corp.*                   320,482
   11,650   International Speedway Corp.     520,289
    7,500   Kohl's Corp.*                    337,050
   38,200   Liberty Media Corp.*             454,198
    5,900   NIKE, Inc. Cl B                  403,914
    4,450   Omnicom Group Inc.               388,618
   10,800   Polo Ralph Lauren Corp.          311,040
    8,700   Target Corp.                     334,080
   20,950   Time Warner Inc.*                376,891
    8,350   Viacom Inc. Cl B                 370,573
    7,050   Wal-Mart Stores, Inc.            374,003
    8,450   Weight Watchers
             International, Inc.*            324,227
                                          ----------
                                           5,754,406
                                          ----------

            CONSUMER STAPLES - 5.1%
   17,200   Estee Lauder Companies Inc.      675,272
    8,600   Newell Rubbermaid Inc.           195,822
    6,850   PepsiCo, Inc.                    319,347
   16,150   Walgreen Co.                     587,537
                                          ----------
                                           1,777,978
                                          ----------

            ENERGY/OIL - 7.2%
    6,200   BP p.l.c.-Spons ADR f            305,970
    6,250   Burlington Resources Inc.        346,125
   14,350   Exxon Mobil Corp.                588,350
   18,800   Imperial Oil Ltd. f              835,096
   14,650   XTO Energy, Inc.                 414,595
                                          ----------
                                           2,490,136
                                          ----------

  NUMBER OF                                  MARKET
   SHARES                                     VALUE
---------                                   --------

            FINANCIALS - 15.0%
   22,400   Citigroup, Inc.               $1,087,296
    5,666   Countrywide Financial Corp.      429,766
   11,600   Fannie Mae                       870,696
    3,700   Goldman Sachs Group, Inc.        365,301
   10,375   H&R Block, Inc.                  574,464
   13,600   MBNA Corp.                       337,960
    7,400   Northern Trust Corp.             343,508
    8,850   SLM Corp.                        333,468
   18,600   Synovus Financial Corp.          537,912
    5,600   Wells Fargo & Co.                329,784
                                          ----------
                                           5,210,155
                                          ----------

            FINANCIAL INSURANCE - 9.6 %

   14,050   AFLAC INC.                       508,329
   16,600   American International
             Group, Inc.                   1,100,248
   10,800   MBIA Inc.                        639,684
    6,600   MGIC Investment Corp.            375,804
   20,950   Willis Group Holdings Ltd. f     713,766
                                          ----------
                                           3,337,831
                                          ----------

            HEALTH CARE/OTHER - 5.3%
    9,550   Cardinal Health, Inc.            584,078
   16,350   First Health Group Corp.*        318,171
    7,300   Medtronic, Inc.                  354,853
   17,750   Waters Corp.*                    588,590
                                          ----------
                                           1,845,692
                                          ----------

            HEALTH CARE/PHARMACEUTICALS - 11.4%
    5,800   Allergan, Inc.                   445,498
   12,125   Biogen Idec Inc.*                445,957
    6,650   Johnson & Johnson                343,539
    4,950   Eli Lilly & Co.                  348,133
   40,250   Pfizer Inc.                    1,422,033
   19,500   Schering-Plough Corp.            339,105
   13,950   Watson Pharmaceuticals, Inc.*    641,700
                                          ----------
                                           3,985,965
                                          ----------


                     See Notes to the Financial Statements.
--------------------------------------------------------------------------------
                                        7

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

  NUMBER OF                                  MARKET
   SHARES                                     VALUE
---------                                   --------


            OTHER/CONGLOMERATE - 4.1%
   34,050   General Electric Co.          $1,054,869
   11,250   Honeywell International Inc.     376,088
                                          ----------
                                           1,430,957
                                          ----------

            TECHNOLOGY/HARDWARE - 4.3%

    2,600   International Business
             Machines Corp.                  240,968
   16,250   Intel Corp.                      523,250
   17,750   Linear Technology Corp.          746,743
                                          ----------
                                           1,510,961
                                          ----------

            TECHNOLOGY/IMAGING - 1.0%
    4,300   Lexmark International, Inc.*     338,152
                                          ----------

            TECHNOLOGY/SERVICE - 4.5%

    9,450   Automatic Data
             Processing, Inc.                374,315
    8,250   CDW Corp.                        476,520
   33,800   Citrix Systems, Inc.*            716,898
                                          ----------
                                           1,567,733
                                          ----------

            TECHNOLOGY/SOFTWARE - 9.1%
    8,000   Adobe Systems Inc.               314,400
   15,000   Cognos, Inc.* f                  459,300
   53,400   Microsoft Corp.                1,470,636
   14,700   Symantec Corp.*                  509,355
    6,400   Zebra Technologies Corp.*        424,768
                                          ----------
                                           3,178,459
                                          ----------


  NUMBER OF                                  MARKET
   SHARES                                     VALUE
---------                                   --------

            TELECOMMUNICATIONS SERVICES - 1.7%
   19,750   Nokia Corp. "A" -
             Spons ADR f                   $ 335,750
    7,600   Verizon Communications Inc.      266,608
                                        ------------
                                             602,358
                                        ------------

            Total common stocks
             (cost $28,602,414)           33,397,955
                                        ------------

  PRINCIPAL
   AMOUNT
---------

            SHORT-TERM
             INVESTMENTS - 3.1% (a)

            VARIABLE RATE
             DEMAND NOTE - 3.1%

$1,084,208  U.S. Bank, N.A. D Notes,
             0.87%                         1,084,208
                                        ------------
            Total variable rate demand
             note (cost $1,084,208)        1,084,208
                                        ------------
            Total investments - 99.0%
             (cost $29,686,622)           34,482,163
                                        ------------
            Other assets in excess of
             liabilities - 1.0%              340,430
                                        ------------
            TOTAL NET ASSETS -
             100.0%                      $34,822,593
                                        ============

 * Non-income producing security.

 f Foreign Security

                     See Notes to the Financial Statements.
--------------------------------------------------------------------------------
                                        8

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION            The Lou Holland Trust (the "Trust") was organized on
AND SIGNIFICANT            December 20, 1995, as a Delaware business trust and
ACCOUNTING                 is registered as a no-load, open-end diversified
POLICIES                   management investment company under the Investment
                           Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund").
                           The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April
                           29, 1996.

                           The following is a summary of significant accounting policies consistently followed by the Fund.

                           a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded, securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                           b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Asset and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment loss has been decreased by $26,426, capital stock has been decreased by $12,651, and undistributed net realized loss on investments has been increased by $13,775. These differences relate to the
--------------------------------------------------------------------------------
                           9

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

                           reclass of net operating loss and the inclusion of realized gains related to the Holland L.P. conversion for tax purposes. At December 31, 2003, the Fund had accumulated capital loss carryforwards of $984,391 expiring in varying amounts through 2011. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

                           c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. For the fiscal years ended December 31, 2003 and December 31, 2002 the Fund did not make any distributions of net investment income or net realized capital gains. Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

                           d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                           f) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified to capital stock.
--------------------------------------------------------------------------------
                                       10

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT              The aggregate purchases and sales of investments,
TRANSACTIONS               excluding short-term investments, by the Fund for the
                           year ended December 31, 2003, were as follows:

                                                           PURCHASE                        SALES
                                                         -------------                 -------------
                           U.S. Government              $            --              $            --
                           Other                        $    18,485,264              $     8,640,714

                           At December 31, 2003, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                           Appreciation                              $5,410,704
                           (Depreciation)                              (733,437)
                                                                     ----------
                           Net appreciation on investments           $4,677,267
                                                                    ===========

                           At the close of business on May 2, 1996, the partners of Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of December 31, 2003, the Fund has realized $167,479 of the appreciation.

                           At December 31, 2003, the cost of investments for federal income tax purposes was $29,804,896.
--------------------------------------------------------------------------------
                                       11

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

3. AGREEMENTS              The Fund has entered into an Investment Management
                           and Administration Agreement with Holland Capital
                           Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

                           The Investment Manager voluntarily agrees to waive its management fee and reimburse other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees. Accordingly, for the year ended December 31, 2003, the Adviser has waived and reimbursed the Fund $81,256.

                           Holland Capital Management, LP serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. No trades were placed through Holland Capital Management, LP. The Distributor is an affiliate of the Investment Manager. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

                           U.S. Bank, N.A., a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as custodian for the Fund. U.S. Bancorp Fund Services, LLC, a wholly owned limited liability company of U.S. Bank, N.A., serves as transfer agent for the Fund. For the period January 1, 2003 through February 28, 2003, U.S. Bancorp Fund Services, LLC served as administrator and accounting services agent for the Fund. Effective March 1, 2003 Fiduciary Management, Inc. has been the administrator and accounting services agent for the Fund.


--------------------------------------------------------------------------------
                                       12

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

INDEPENDENT                The Shareholders and Board of Trustees of
AUDITORS'                  Lou Holland Trust:
REPORT

                           We have audited the accompanying statement of assets and liabilities of the Lou Holland Growth Fund (the
                           Fund), including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

                           We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                           /s/ KMPG LLP

                           Chicago, Illinois
                           February 18, 2004

--------------------------------------------------------------------------------
                                       13

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                                               TERM OF                   # OF PORTFOLIOS
                                  POSITION(S)  OFFICE AND     PRINCIPAL      IN FUND
                                   HELD        LENGTH       OCCUPATION(S)   COMPLEX
                                   WITH        OF TIME      DURING LAST     OVERSEEN          OTHER DIRECTORSHIPS
NAME AND ADDRESS          AGE    REGISTRANT    SERVED        FIVE YEARS     BY TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
*Louis A. Holland          62    President     7 years   Managing Partner         1          Board of Directors of the Packaging
One North Wacker Drive,         and Trustee              and President,                      Corporation of America, Mason Street
Suite 700                                                Holland Capital                     Funds, Inc./Northwestern Mutual
Chicago, IL 60606                                        Management, LP                      Services Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
James H. Lowry             64   Independent    1 year    Vice President,          1          None
One North Wacker Drive,          Trustee                 The Boston Consulting
Suite 700                                                Group, President &
Chicago, IL 60606                                        CEO, James H.
                                                         Lowery & Associations
------------------------------------------------------------------------------------------------------------------------------------
Lester H. McKeever         69   Independent    7 years   Managing Partner and     1          Board Member, MBIA Insurance Corp.,
One North Wacker Drive,          Trustee                 Director, Washington,               Photogen Technologies, Peoples Energy
Suite 700                                                Pittman & McKeever                  Corporation.
Chicago, IL 60606                                        (Certified Public
                                                         Accountants and
                                                         Management
                                                         Consultants)
------------------------------------------------------------------------------------------------------------------------------------
Laura Janus                56   Treasurer      7 years   Partner and Portfolio    N/A        None
One North Wacker Drive,                                  Manager, Holland
Suite 700                                                Capita1 Management,
Chicago, IL 60606                                        LP
------------------------------------------------------------------------------------------------------------------------------------
Monica Walker              45   Secretary      7 years   Partner and Portfolio    N/A        None
One North Wacker Drive,                                  Manger, Holland
Suite 700                                                Capital Management,
Chicago, IL 60606                                        LP
------------------------------------------------------------------------------------------------------------------------------------

* This trustee is an "interested person" of the Trust as that term is defined under the 1940 Act by virtue of, among other things, his affiliation with the Fund's Investment Manager, Holland Capital Management, LP.

  The Fund's Statement of Additional Information (SAI) includes more information about the Fund's Trustees. To request a free copy, call the Trust at 1-800-295-9779.

--------------------------------------------------------------------------------
                                       14

                       This page intentionally left blank.

--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P.

JAMES H. LOWRY, Trustee
Vice President, The Boston Consulting Group;
President and CEO, James H. Lowry & Associates

LESTER H. MCKEEVER, JR., Trustee
Managing Principal, Washington, Pittman & McKeever
Certified Public Accountants & Management
Consultants

LAURA J. JANUS, Treasurer
Portfolio Manager, Holland Capital Management, L.P.

MONICA L. WALKER, Secretary
Portfolio Manager, Holland Capital Management, L.P.

MANAGER
Holland Capital Management, L.P.
One North Wacker Drive, Suite 700
Chicago, IL 60606
Telephone (312) 553-4830

CUSTODIAN AND TRANSFER AGENT
U.S. Bank, N.A.
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

INDEPENDENT AUDITOR
KPMG LLP
Chicago, IL

SPECIAL COUNSEL
Jorden Burt LLP
Washington, D.C.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this report. See attached Exhibit 10
(2).

Item 3. Audit Committee Financial Expert.

Registrant's Board of Directors has determined that Mr. Lester H. McKeever, Jr., a member of its audit committee, is an audit committee financial expert. Mr. McKeever is "independent" as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

$13,650 (FY 2003) and $13,000 (FY 2002) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)      Audit-Related Fees

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant's investment adviser, "Service Affiliates") that are reasonably related to the performance of the audit of the registrant's financial statements, are not reported under paragraph (a) of this
Item 4 and were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)      Tax Fees

$2,000 (FY 2003) and $1,900 (FY 2002) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to Service Affiliates for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)      All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to Service Affiliates, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)      (1) Audit Committee Pre-Approval Policies and Procedures:

     1. The Audit Committee shall evaluate and approve, if found appropriate, each proposed engagement of the independent accountants to provide audit services to the Trust.

     2. The Audit Committee shall evaluate and approve, if found appropriate, each proposed engagement of the independent accountants to provide non-audit services to the Trust, to the Trust's investment adviser, or to any affiliate of the investment adviser that provides ongoing services to the Trust, where the nature of the proposed services may have a direct impact on the operations and financial reporting of the Trust.

     3. In evaluating a proposed engagement of the independent accountants to provide a non-audit service to the Trust's investment adviser, or any affiliate of the investment adviser that provides ongoing services to the Trust, the Audit Committee shall assess and determine the effect such service might reasonably be expected to have on the accountants' independence as it relates to the audit of the Trust's financial statements.

     4. The provision of non-audit services to the Trust's investment adviser, consisting specifically of preparation and filing of tax returns with federal, state or local authorities, and the review of the adviser's systems of internal control pursuant to SAS 70, if not pre-approved by the Audit Committee, may be approved by the Chair of the Committee, to whom authority to grant such approvals hereby is expressly delegated by the Committee; provided that, the Chair shall report any such approvals to the Audit Committee at its next regular meeting.

     5. Notwithstanding the foregoing, specific pre-approval is not required with respect to a particular non-audit service rendered to the Trust if:

          a) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the independent accountants by the Trust, its investment adviser, and any affiliate of the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided;

          b) such services were not recognized by the Trust at the time of engagement to be non-audit services; and,

          c) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit of the Trust by the Chair of the Committee, to whom authority to grant such approvals hereby expressly is delegated by the Committee.

         (2) There were no services provided to the registrant, as described in paragraphs (b) - (d) of this Item 4, for which pre-approval by the audit committee was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services provided to Service Affiliates, as described in paragraphs (b) - (d) of this Item 4, for which pre-approval by the audit committee was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not applicable.

(g) $11,500 (FY 2003) and 10,900 (FY 2002) are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and Service Affiliates.

(h) The registrant's audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates and that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and affiliated Purchasers

Not applicable.

Item 9. Controls and Procedures.

(a) Based upon their evaluation of the Registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) (1) The Registrant's code of ethics that is the subject of the disclosure required by Item 2. Filed herewith.

     (2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act. Filed herewith.

(b) Officer certifications are required by Rule 30a-2(b) under the Investment Company Act. Filed herewith. (These certifications are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.)

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         The Lou Holland Trust
         Registrant

         By /s/ Louis A. Holland
            --------------------
            Louis A. Holland, Principal Executive Officer

         Date:  March 10, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         The Lou Holland Trust
         Registrant

         By: /s/ Louis A. Holland                By: /s/ Laura J. Janus
             ------------------------                ------------------
             Louis A. Holland,                       Laura J. Janus,
             Principal Executive Officer             Principal Financial Officer


         Date: March 10, 2004                    Date:  March 10, 2004